EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock, par value €0.07 per share, of Nielsen Holdings N.V. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 14, 2012.

KKR VNU Equity Investors, L.P.
By: KKR VNU GP Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR VNU GP Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR VNU (Millennium) Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR VNU (Millennium), L.P.
By: KKR VNU (Millennium) Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Associates Millennium (Overseas), Limited Partnership
By: KKR Millennium Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Millennium Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR SP Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Fund Holdings L.P.
By: KKR Fund Holdings GP Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Fund Holdings GP Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Group Holdings L.P.
By: KKR Group Limited, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR Group Limited

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR & Co. L.P.

By: KKR Management LLC, its general partner

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR Management LLC

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

Henry R. Kravis

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact

George R. Roberts

By:	/s/Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact